UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2004

VENTURE CATALYST INCORPORATED

(Exact Name of registrant as specified in its charter)

UTAH	0-11532	33-0618806
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

591 Camino De La Reina, Suite 418 San Diego, California	92108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 385-1000

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

Exhibit No.	Description
99	Press Release, dated as of February 12, 2004.

Item 12. Results of Operations and Financial Condition.

On February 12, 2004, Venture Catalyst Incorporated (“VCAT”) issued a press release announcing its operating results for the three and six months ended December 31, 2003. Attached as Exhibit 99 to this report is a copy of VCAT’s press release, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 12, 2004	VENTURE CATALYST INCORPORATED

	By:	/S/ Kevin McIntosh
Kevin McIntosh
Senior Vice President, Chief Financial Officer,
Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99	Press Release, dated as of February 12, 2004.